Exhibit 10.2

AMENDMENT NO. 1 TO

ARENA PHARMACEUTICALS, INC.

AMENDED AND RESTATED SEVERANCE BENEFIT PLAN

The Arena Pharmaceuticals, Inc., Amended and Restated Severance Benefit Plan, dated May 9, 2016 (the “Plan ”), is hereby further amended as of June 15, 2016, by this Amendment No. 1 as follows:

Kevin R. Lind is hereby added to Exhibit A of the Plan, with a Severance Period of 18 months.

To record the adoption of this Amendment No. 1, Arena Pharmaceuticals, Inc., has caused its duly authorized officer to execute the same this 15th day of June 2016.

Arena Pharmaceuticals, Inc.

/s/ Amit D. Munshi
Amit D. Munshi
President and Chief Executive Officer